Accounting For Merger With REITPlus - November 2009	12 Months Ended
Dec. 31, 2011
Accounting For Merger With REITPlus - November 2009 [Abstract]
Accounting For Merger With REITPlus - November 2009

14.    Accounting for Merger with Reitplus – November 2009

Simultaneously with the November 2009 merger of AmREIT with and into REITPlus, wherein AmREIT acquired REITPlus’s net assets, AmREIT consummated a recapitalization of its equity structure by combining its three classes of common shares into a single common class of common stock. In conjunction with the merger, the AmREIT shares outstanding prior to the merger were converted into a single class of AmREIT, Inc. common stock at a $10.2 million premium, which was recorded as an additional dividend in accordance with GAAP. Given that AmREIT was the accounting acquirer, the foregoing exchange/conversion was treated as a deemed recapitalization of AmREIT immediately prior to the acquisition of REITPlus’s net assets for accounting purposes. The following table reflects the recapitalization for the merger with REITPlus:

		CLASS C		CLASS D
	CLASS A	PURCHASE	DRIP	PURCHASE	DRIP	TOTAL
Shares outstanding, net of treasury	5,318,925	3,369,439	770,363	9,374,938	1,591,317
Amount invested per share	—	$10.00	$10.00	$10.00	$10.00

Total invested	—	$33,694,390	$7,703,630	$93,749,380	$15,913,170
Premium on total invested (1)	—	10.0%	10.0%	5.5%	5.5%

Premium	—	$3,369,439	$770,363	$5,156,216	$875,224	$10,171,242
Total value to be exchanged	—	$37,063,829	$8,473,993	$98,905,596	$16,788,394	$161,231,812
Value of A Shares (2)	—	$19.00	$19.00	$19.00	$19.00	$19.00

A Shares to be issued	—	1,950,728	446,000	5,205,558	883,600	8,485,885
A Shares currently outstanding						2,659,463

A Shares outstanding post-recap						11,145,348
A Shares to be issued						8,485,885
Shares issued from treasury						(657,782)

Newly issued shares						7,828,103

A Shares outstanding post-recap						11,145,348

(1)

The conversion price of Class C Shares as set forth in the AmREIT Declaration of Trust was equal to $11.00 per share (i.e., a 10% premium on the $10.00 issuance price), which is referred to as the Class C Conversion Price. The conversion price of Class D Shares as set forth in the Declaration of Trust was equal to the original $10.00 issuance price of the Class D Shares, increased by a premium of 1.1% per year outstanding (with a maximum increase of 7.7%), such increased price being referred to as the Class D Conversion Price. The conversion ratio of Class C Shares or Class D Shares, as the case may be, into Class A Shares was determined under the Declaration of Trust by dividing the applicable conversion price by the fair market value of the Class A Shares.

(2)

AmREIT management conducted a “bottom-up” valuation of the real estate assets of both AmREIT and REITPlus. Management based its valuation of the real estate assets on appraisals from two nationally-recognized real estate appraisal firms and fairness opinion by KeyBanc Captial Markets. After valuing the real estate assets of both companies prior to the merger, management estimated the value of the Class A Shares at $19.00 per share.

Acquisition – The transaction was treated legally as a merger of the two entities; however, for accounting purposes, the transaction was treated as an asset acquisition pursuant to under GAAP. Although REITPlus was the surviving legal entity in the merger, AmREIT was deemed to be the acquirer for financial reporting purposes under GAAP. The merger was therefore treated as an acquisition by AmREIT of REITPlus’s net assets. Accordingly, the accompanying statements of operations for the periods prior to the merger represent the historical operating results of AmREIT. The operating results generated by REITPlus’s net assets are included in our 2011, 2010 and 2009 operating results from the date of the merger.

The purchase price for REITPlus was determined based on the fair value of the consideration given in exchange for the REITPlus net assets received in the acquisition. The fair value of the consideration given was $7.2 million, (calculated as the 379,302 AmREIT shares deemed given in the transaction valued at $19.00/share), which management believes reflects the fair value of the net assets of REITPlus deemed acquired by AmREIT.

AmREIT incurred costs of approximately $1.3 million in connection with the merger. Costs incurred in connection with the issuance of our equity securities in the amount of $858,000 were recorded as a reduction of stockholders’ equity. The remaining costs incurred in the amount of $441,000 were associated with the acquisition of REITPlus’s net assets and were capitalized as part of the assets acquired, resulting in a total cost to AmREIT of approximately $7.6 million. However, we subsequently expensed such acquisition costs as an other-than-temporary impairment given that the carrying amount of REITPlus’s net assets acquired was in excess of their fair value to the extent of these costs.

In connection with the merger, we obtained an appraisal of Shadow Creek Ranch, REITPlus’s sole real estate investment in which it held a 10% interest. The combination of the appraised value of REITPlus’s interest in Shadow Creek Ranch and REITPlus’s other net assets equaled approximately $5.8 million. We believe that the $7.2 million cost ($7.6 million total consideration, net of the $441,000 transaction costs that were expensed as an other-than-temporary impairment) to AmREIT is a more clearly evident and reliable measure than the value of REITPlus’s net assets, including the appraised value of its interest in Shadow Creek Ranch. We believe that the $1.4 million difference in these values is attributable to the use of an ‘as is’ appraised value of Shadow Creek Ranch versus the use of a “stabilized value” of Shadow Creek Ranch using a 10-year discounted cash flow analysis. As such, we believe that this difference represents a temporary impairment.

The following represents the assets acquired and liabilities assumed by AmREIT in the acquisition (in thousands, except share amounts). No other tangible or intangible assets were identified as part of the acquisition:

Assets
Cash	$743
Remaining interest in Shadow Creek Ranch (1)	5,769
Investment in AmREIT (45,121 Class A shares) (2)	720
Prepaid expenses	48

Total assets acquired	$7,280
Liabilities
Accounts payable and accrued liabilities	—
Accounts payable – related party	75

Total liabilities assumed	75

Net assets acquired	$7,205

Less: Treasury shares	(720)
Acquisition costs	(858)

Net effect on equity	$5,627

(1)

AmREIT owned a 16% interest in REITPlus Operating Partnership, LP (“REITPlus OP”) which held the investment in Shadow Creek Ranch and in AmREIT. The $5,769 represents AmREIT’s cost in acquiring the remaining 84% interest in Shadow Creek Ranch owned by REITPlus OP, after expensing the $441 in acquisition costs as an other-than-temporary impairment.

(2)

The value of the investment in AmREIT was determined using a $19.00/share value of an AmREIT Class A share (as further discussed in note (1) to the recapitalization table above) and represents the remaining 84% interest in the AmREIT shares owned by REITPlus OP.

In connection with the merger, each AmREIT Class A Share was exchanged for one share of AmREIT, Inc. common stock. The following table calculates the number of AmREIT, Inc. shares outstanding after the effects of the AmREIT recapitalization and subsequent merger with REITPlus:

		SHARES
REITPlus shares pre-merger		379,302
AmREIT shares exchanged in the merger – AmREIT shares post-recapitalization	11,145,348
Merger exchange rate	1:1	11,145,348

Less: Cancellation of AmREIT shares owned by REITPlus pre-merger		(45,121)

AmREIT, Inc. shares immediately post-merger (November 24, 2009)		11,479,529